EV CLASSIC SENIOR FLOATING-RATE FUND

    Supplement to Prospectus dated February 21, 1997, as revised May 1, 1997

         THE FOLLOWING INFORMATION AMENDS AND SUPPLEMENTS THE INFORMATION SET FORTH IN THE SECTION "TENDER OFFER TO PURCHASE SHARES" IN THE PROSPECTUS.

         From inception, the Fund's Board of Trustees has caused the Fund to make DISCRETIONARY quarterly tender offers to repurchase a specific number of shares at the net asset value determined at the close of the tender offer. Although the Fund has conducted these offers quarterly since inception, there have been no assurances that the Fund would do so.

         On June 23, 1997, the Board of Trustees approved a new fundamental policy whereby the Fund COMMITS to make regularly quarterly offers to repurchase shares of the Fund. The Board of Trustees of Senior Debt Portfolio, in which the Fund invests its assets, also approved this change for the Portfolio. Beginning in September, 1997, the Fund has committed to make regular quarterly offers (in MARCH, JUNE, SEPTEMBER and DECEMBER) to repurchase at least 5% and up to 25% of the shares then outstanding of the Fund. The repurchase price will be the net asset value (less any applicable early withdrawal charge) determined not more than 14 days following the repurchase request deadline and payment for all shares repurchased pursuant to these offers will be made not later than 7 days after the repurchase pricing date. Under normal circumstances, it is expected that net asset value will be determined on the repurchase request deadline and payment for shares tendered will be made within 3 business days after a repurchase request deadline. During the period the offer to repurchase is open shareholders may obtain the current net asset value by calling 1-800-225-6265, option 2 (fund #132).

         At least 21 days prior to the repurchase request deadline the Fund will mail written notice to each shareholder setting forth the number of shares the Fund will repurchase, the repurchase request deadline and other terms of the offer to repurchase, and the procedures for shareholders to follow to request a repurchase.

         The Board of Trustees of the Portfolio and the Fund will determine the number of shares which the Fund will offer to repurchase each quarter. If more shares are tendered for repurchase than the Fund has offered to repurchase, the Board may, but is not obligated, to increase the number of shares to be repurchased by 2% of the Fund shares outstanding; if there are still more shares tendered than are offered for repurchase, shares will be repurchased on a pro-rata basis. Shareholders may withdraw shares tendered for repurchase at any time prior to the repurchase request deadline.

         The commitment to make these quarterly offers to repurchase is a fundamental policy of the Fund which cannot be changed without the approval of shareholders. The Fund may suspend or postpone a repurchase offer only: (A) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Internal Revenue Code (SEE "DISTRIBUTION AND TAXES" IN THE PROSPECTUS); (B) for any period during which the New York Stock Exchange or any market in which the securities owned by the Portfolio are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (C) for any period during which an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Portfolio or Fund fairly to determine the value of its net assets; or (D) for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

June 23, 1997                                                           C-SFRPS2

                      EV CLASSIC SENIOR FLOATING-RATE FUND

   Supplement to Statement of Additional Information dated February 21, 1997 as revised May 1, 1997


         The  following   information  amends  and  supplements  the  investment
restricitons and policies in the section "Investment Restrictions".

         On June 23, 1997, the Board of Trustees approved a new fundamental policy to be effective September 1, 1997 as follows:

         The Fund, as a matter of fundamental policy which may not be changed without a vote of a majority of the outstanding voting securities of the Fund (as defined in Section 2(a)(42) of the Investment Company Act of 1940) and in accord with the provisions of Rule 23c-3 (as amended from time to time) under the Act, shall make repurchase offers for its common shares of beneficial interest at periodic intervals of three months between repurchase request deadlines, such deadlines to be dates in the months of March, June, September and December determined by the Board of Trustees with the repurchase pricing date and time being not later than the close of business fourteen days after the repurchase request deadline (or the next business day if the 14th day is not a business day).

         In addition, on June 23, 1997, the Board of Trustees of Senior Debt Portfolio approved a new fundamental policy to be effective September 1, 1997, as follows:

         The Portfolio, as a matter of fundamental policy which may not be changed without a vote of a majority of the outstanding voting securities of the Portfolio (as defined in Section 2(a)(42) of the Investment Company Act of 1940) and in accord with the provisions of Rule 23c-3 (as amended from time to time) under the Act, shall make repurchase offers for its interests at periodic intervals of three months to each holder of its interests between repurchase request deadlines, such deadlines to be dates determined by the Board of Trustees in the months when each such holder conducts its periodic repurchases with the repurchase pricing date and time being not later than the close of business fourteen days after the repurchase request deadline (or the next business day if the 14th day is not a business day).


June 23, 1997                                                          C-SFRSAIS